Exhibit 10.1

PULTE HOMES, INC.

INDENTURE SUPPLEMENT

DATED AS OF SEPTEMBER 15, 2009

TO

INDENTURE

DATED AS OF OCTOBER 24, 1995

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(as successor to

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION)

TRUSTEE

SENIOR DEBT SECURITIES

INDENTURE SUPPLEMENT dated as of September 15, 2009, among PULTE HOMES, INC., a Michigan corporation (the “Company”), located at 100 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to J.P. Morgan Trust Company, National Association), as Trustee (the “Trustee”), the Company’s direct and indirect homebuilding subsidiaries set forth on Exhibit A attached hereto (collectively, the “Existing Guarantors”), CENTEX CORPORATION, a Nevada corporation (“Centex”), and certain of Centex’s direct and indirect subsidiaries set forth on Exhibit B attached hereto (Centex and such subsidiaries, all together the “New Guarantors”) (the Existing Guarantors and the New Guarantors are referred to in the Indenture, as amended by this Indenture Supplement and as may be further amended, collectively as the “Guarantors” and individually as a “Guarantor”).

The Company and certain Guarantors have heretofore executed and delivered to the Trustee that certain Indenture, dated as of October 24, 1995 (hereinafter, the “Original Indenture” and as amended by the Indenture Supplement dated as of August 27, 1997, the Indenture Supplement dated as of March 20, 1998, the Indenture Supplement dated as of January 31, 1999, two Indenture Supplements each dated as of April 3, 2000, the Indenture Supplement dated as of February 21, 2001, the Indenture Supplement dated as of July 31, 2001, the Indenture Supplement dated as of August 6, 2001, the Indenture Supplement dated as of June 12, 2002, the Indenture Supplement dated as of February 3, 2003, the Indenture Supplement dated as of May 22, 2003, the Indenture Supplement dated as of January 16, 2004, the Indenture Supplement dated as of July 9, 2004, the Indenture Supplement dated as of February 10, 2005, the Indenture Supplement dated as of May 17, 2006 and this Indenture Supplement, hereinafter, the “Indenture”), pursuant to which the Trustee acts as trustee for the holders of the Company’s 7.625% Senior Notes due October 15, 2017, the Company’s 8.125% Senior Notes due March 1, 2011, the Company’s 7.875% Senior Notes due August 1, 2011, the Company’s 7.875% Senior Notes due June 15, 2032, the Company’s 6.375% Senior Notes due May 15, 2033, the Company’s 5.250% Senior Notes due January 15, 2014, the Company’s 4.875% Senior Notes due July 15, 2009, the Company’s 5.200% Senior Notes due February 15, 2015, the Company’s 6.000% Senior Notes due February 15, 2035, and the Company’s 7.375% Senior Notes due June 1, 2046. Capitalized terms used in this Indenture Supplement and not otherwise defined herein shall have the meanings set forth in the Indenture.

Pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 7, 2009, by and among the Company, Pi Nevada Building Company, a Subsidiary of the Company (“Merger Sub”), and Centex Corporation, Merger Sub merged with and into Centex (the “Merger”), with Centex Corporation surviving as a Subsidiary of the Company.

In connection with the Merger, the parties desire to add the following companies as guarantors of the Guaranteed Obligations under the Indenture:

Centex Corporation

Centex Construction of New Mexico, LLC

Centex Homes

Centex Homes of California, LLC

Centex Homes, LLC

Centex International II, LLC

Centex Real Estate Construction Company

Centex Real Estate Corporation

Centex Real Estate Holding, L.P.

The Jones Company Homes, LLC

DiVosta Building, LLC

Potomac Yard Development LLC

Pulte Homes of New York LLC

Pulte Nevada I L.L.C.

Section 901 of the Indenture permits the Company and the Trustee when authorized by or pursuant to a Board Resolution, to execute supplements to the Indenture for the purpose of adding guarantors of the Guaranteed Obligations without the consent of any Holders of the Securities.

The execution and delivery of this Indenture Supplement have been authorized by a Board Resolution of the board of directors or other governing bodies of each of the Company and the New Guarantors and have been duly authorized by all necessary action on the part of the Trustee.

All conditions precedent and requirements necessary to make this Indenture Supplement a valid and legally binding instrument in accordance with its terms have been complied with, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

1.          REPRESENTATIONS OF COMPANY AND SUCCESSOR GUARANTORS

Each of Company and the New Guarantors represents and warrants to the Trustee as follows:

1.1        In the case of the New Guarantors, each is duly organized, validly existing and in good standing under the laws of the United States of America, any State or the District of Columbia.

1.2        The execution, delivery and performance by it of this Indenture Supplement have been authorized and approved by all necessary action on the part of it.

2.          NEW GUARANTORS

The following companies are hereby added as guarantors of the Guaranteed Obligations under the Indenture:

Centex Corporation

Centex Construction of New Mexico, LLC

Centex Homes

Centex Homes of California, LLC

Centex Homes, LLC

Centex International II, LLC

Centex Real Estate Construction Company

Centex Real Estate Corporation

Centex Real Estate Holding, L.P.

The Jones Company Homes, LLC

DiVosta Building, LLC

Potomac Yard Development LLC

Pulte Homes of New York LLC

Pulte Nevada I L.L.C.

3.          ASSUMPTION AND AGREEMENTS

Each of the New Guarantors hereby expressly assumes all the obligations of a Guarantor under the Indenture, including the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of the Guarantees and the Indenture on the part of the Guarantors to be performed or observed.

4.          CONDITIONS OF EFFECTIVENESS

This Indenture Supplement shall become effective upon the date set forth above, provided, however, that: (A) the Trustee shall have executed a counterpart of this Indenture Supplement and shall have received one or more counterparts of this Indenture Supplement executed by the Company and the Guarantors, and (B) the Trustee shall have received an Officer’s Certificate from the Company and the Guarantors and an opinion of counsel to the Company in form and substance acceptable to the Trustee.

5.          MISCELLANEOUS

5.1        Except as supplemented and amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all the terms thereof shall remain in full force and effect and the Indenture, as so supplemented and amended, shall be read, taken and construed as one and the same instrument.

5.2        The Indenture, as supplemented by and together with this Indenture Supplement, shall be read, taken and construed as one and the same instrument.

5.3        The Trustee accepts the modification of the Indenture effected by this Indenture Supplement, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee does not assume any responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Company and the New Guarantors. The Trustee does not make any representation and shall not have any responsibility as to the validity and sufficiency of this Indenture Supplement.

5.4        If and to the extent that any provision of this Indenture Supplement limits, qualifies or conflicts with another provision included in this Indenture Supplement or in the Indenture, in either case that is required to be included or deemed to be included in this Indenture Supplement or in the Indenture by any of the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required or deemed provision shall control.

5.5        Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

5.6        This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument.

5.7        This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

PULTE HOMES, INC. and the Existing Guarantors listed on the attached Exhibit A

By:	/s/ Bruce E. Robinson
Name: Bruce E. Robinson
Title: Vice President and Treasurer

Attest:

By:	/s/ Steven M. Cook
Name: Steven M. Cook
Title: Secretary

The New Guarantors listed on the attached Exhibit B.

By:	/s/ Bruce E. Robinson
Name: Bruce E. Robinson
Title: Vice President and Treasurer

Attest:

By:	/s/ Steven M. Cook
Name: Steven M. Cook
Title: Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Lawrence M. Kusch
Name: Lawrence M. Kusch
Title: Vice President

Attest:

By:	/s/ Linda Garcia
Name: Linda Garcia
Title: Vice President

EXHIBIT A

EXISTING GUARANTORS

Anthem Arizona, L.L.C.

Asset Seven Corporation

Del Webb California Corp.

Del Webb Communities, Inc.

Del Webb Communities of Illinois, Inc.

Del Webb Corporation

Del Webb Home Construction, Inc.

Del Webb Limited Holding Co.

Del Webb Southwest Co.

Del Webb Texas Limited Partnership

Del Webb’s Coventry Homes Construction Co.

Del Webb’s Coventry Homes, Inc.

Del Webb’s Coventry Homes of Nevada, Inc.

DiVosta Homes, L.P.

Florida Building Products, LLC

Harrison Hills, LLC

PC/BRE Springfield, L.L.C.

PC/BRE Venture L.L.C.

PC/BRE Whitney Oaks L.L.C.

PH1 Corporation

PH3 Corporation

PH4 Corporation

PHT Building Materials Limited Partnership

PN II, Inc.

Pulte Building Systems Holding Company, L.L.C.

Pulte Communities NJ, Limited Partnership

Pulte Development Corporation

Pulte Home Corporation

Pulte Home Corporation of the Delaware Valley

Pulte Homes of Greater Kansas City, Inc.

Pulte Homes of Michigan LLC

Pulte Homes of Minnesota LLC

Pulte Homes of New England LLC

Pulte Homes of New Mexico, Inc.

Pulte Homes of NJ, Limited Partnership

Pulte Homes of Ohio LLC

Pulte Homes of PA, Limited Partnership

Pulte Homes of Texas, L.P.

Pulte Homes Tennessee Limited Partnership

Pulte Land Company, LLC

Pulte Michigan Services, LLC

Pulte Payroll Corporation

Pulte Realty Corporation

Radnor Homes, Inc.

RN Acquisition 2 Corp.

Terravita Home Construction Co.

Wil Corporation

EXHIBIT B

NEW GUARANTORS

Centex Corporation

Centex Construction of New Mexico, LLC

Centex Homes

Centex Homes of California, LLC

Centex Homes, LLC

Centex International II, LLC

Centex Real Estate Construction Company

Centex Real Estate Corporation

Centex Real Estate Holding, L.P.

The Jones Company Homes, LLC

DiVosta Building, LLC

Potomac Yard Development LLC

Pulte Homes of New York LLC

Pulte Nevada I L.L.C.